NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.


                                  SUBSCRIPTION
                          AND STOCK PURCHASE AGREEMENT

                         Dated as of ____________, 1996

         This Subscription and Stock Purchase Agreement is by and between National Health Enhancement Systems, Inc., a Delaware corporation (the "Company"), William A. Fickling, Jr. ("Fickling") and W. Cal McGraw ("McGraw"). (Each of Fickling and McGraw are sometimes referred to herein severally and not jointly as an "Investor", and collectively as "Investors".) The Company and each of the Investors hereby agree as follows:

                                    SECTION 1

                             Subscription for Shares
                             -----------------------

         By execution of this Subscription and Stock Purchase Agreement (the "Agreement"), each Investor hereby subscribes for and, subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and promises contained herein, agrees to purchase the number of fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, par value $.001 per share, set forth by such Investor's name on Schedule A attached hereto, free and clear of all liens, claims, and encumbrances other than the transfer restrictions noted herein. In consideration for the issuance of the Shares to such Investor, and in full payment for such Shares, such Investor agrees to pay to the Company in legal tender of the United States of America the amount set forth on Schedule A attached hereto, in cash, or by check or by wire transfer in currently available Phoenix, Arizona funds.

                                    SECTION 2

                      Authorization and Sale of the Shares
                      ------------------------------------

         2.1 Authorization of the Shares. The Company has, or before the Closing (as hereinafter defined) will have, authorized the issuance, sale and delivery of the Shares.

         2.2 Sale of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations contained herein, the Company agrees to issue, sell and deliver to each Investor the Shares subscribed for in exchange for the consideration specified pursuant to Section 1.

         2.3 Use of Proceeds. The anticipated use of proceeds of the sale of the Shares subscribed for is for general working capital purposes.

                                    SECTION 3

                             Closing Date; Delivery
                             ----------------------

         3.1 Closing Date. The closing with respect to the purchase and sale of the Shares (the "Closing") shall be held following the execution and delivery of this Agreement at a place and time determined pursuant to paragraph 3.3 (the "Closing Date") or at such other time and place as shall be mutually agreed upon by the Company and the Investors.

         3.2 Delivery. At the Closing, the Company will deliver to each Investor a certificate or certificates registered in the Investor's name or such nominee name as said Investor may previously have requested in writing, each certificate to be properly executed and sealed by duly authorized officers of the Company. Such certificate(s) shall represent all the Shares subscribed for by such Investor and shall be delivered against payment therefor in the manner provided for herein. All transactions effected at the Closing shall be deemed to occur simultaneously and no transaction shall be deemed complete, and no document delivered, until all transactions are completed and all documents delivered.

         3.3 Closing. The time and place of Closing (which shall be at the time and place of delivery to Investor by the Company of the certificate or certificates evidencing all the Shares being purchased, and the place of delivery to the Company of payment or satisfactory evidence of payment by the Investor of the purchase price therefor) shall be at 9:00 o'clock M.S.T. on ___________, 1996, at the offices of Osborn Maledon, P.A., in Phoenix, Arizona, or such other place and time as the Company and Investor shall agree upon. Unless waived in the manner provided for herein, all conditions to closing specified in this Agreement shall be satisfied at or prior to the Closing.

                                    SECTION 4

                  Representations and Warranties of the Company
                  ---------------------------------------------

         The Company represents, warrants and covenants to and with each Investor as follows:

         4.1 Organization and Standing: Certificate of Incorporation and Bylaws. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The copies of the Company's Certificate of Incorporation, as amended, and Bylaws delivered to Investor are true, correct and complete copies of the originals, each of which remains in full force and effect and has not been repealed. The Company is duly qualified as a foreign corporation in good standing in each jurisdiction in which the conduct of its business makes such qualification necessary and appropriate, and such qualification remains in effect and has not been revoked.

         4.2 Corporate Power and Government Consents. The Company has all requisite corporate power to enter into this Agreement, to sell the Shares, to carry out and perform its obligations under the terms of this Agreement, and to carry out its business both as presently conducted and as presently contemplated. Assuming the accuracy of the Investor's representations hereunder, no consent, authorization, approval, permit or order of, or declaration to or filing with any governmental or regulatory authority is required in connection with: (i) the execution, delivery and performance of this Agreement, (ii) the offer, issuance, sale or delivery of the Shares, or (iii) for the issuance of Common Stock upon conversion of the Shares.

         4.3 Capitalization. Immediately prior to the Closing, the Company's authorized, issued and outstanding stock of all classes and all options, rights, and warrants with respect to such stock shall be as described in the Company's Form 10-KSB and Annual Report for the fiscal year ended January 31, 1996. All outstanding shares of each class have been duly and validly issued, and are fully paid and nonassessable.

         4.4 Authorization and Reservation of Shares. All corporate action on the part of the Company, its directors and shareholders necessary for or appropriate to or in connection with the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated herein, including without limitation the authorization, issuance and delivery of the Shares, has been taken or will be taken prior to the Closing. The resolution of the Board of Directors authorizing the issuance and sale of the Shares to be sold pursuant to this Agreement remains in full force and effect and has not been amended or revoked. This Agreement is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and moratorium laws and other similar laws of general application relating to the enforcement of creditors rights.

         The Shares, when issued and sold in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of any lien, claim or encumbrance created or suffered by the Company, excepting only restrictions on transfer described in this Agreement. The Company shall, at the time of Closing, have paid any issuance, transfer or stamp tax connected with the sale of the Shares and will pay any such tax which may be assessed or levied on the conversion of the Shares.

         4.5 Subsidiaries. The Company has no material subsidiaries (which term shall include any direct or indirect ownership interest in any other corporation, partnership, association, firm or business), other than First Strategic Group, Inc. and NHE Systems, Inc.

         4.6 Financial Statements. (a) True and complete copies of the financial statements listed in Schedule 4.6 to this Agreement have been delivered by the Company to Investor. Those financial statements: (1) are in accordance with the books and records of the Company, (2) are and future financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from year end adjustments, and (3) present fairly in all material respects the financial position of the Company at the dates, and the results of its operations and cash flows for the periods, indicated in those statements. As of the date of the most recent balance sheet listed in Schedule 4.6, the Company did not have any material debts, liabilities or obligations, whether absolute, accrued, contingent or otherwise, which are not fully reflected in such balance sheet or otherwise listed in Schedule 4.6, nor has the Company suffered any material adverse change in its business, assets, financial condition or prospects.

         (b) Litigation. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the Company's knowledge, threatened against the Company or relating to this transaction.

         (c) Title to Assets. Except as disclosed in Schedule 5 (the Schedule of Exceptions), the Company has good and marketable title to its assets, including, without limitation, those reflected in the most recent balance sheet listed in
Schedule 4.6 (other than those since disposed of in the ordinary course of business), free and clear of all security interests, charges and other encumbrances, except (i) liens for taxes not yet due and payable, and (ii) inchoate landlord's and materialmen and like liens that are not delinquent and are incidental to the conduct of business or the ownership of property and which were not incurred in connection with the borrowing of money or the obtaining of credit and which do not, in the aggregate, materially detract from the value of the assets affected thereby and do not materially impair the use thereof by the Company.

         4.7 Tax Returns and Audits. All required tax returns and extensions of the Company have been accurately prepared and duly and timely filed, and all taxes required to be paid with respect to the periods or transactions covered by such returns have been duly and timely paid in all material respects. The Company is not delinquent in the payment of any tax, assessment or governmental charge, has not had any tax deficiency proposed or assessed against it, and has not executed any waiver still in effect of any statute of limitations on the assessment or collection of any tax. Except as indicated on the Schedule of Exceptions none of the federal or state income tax returns or state franchise tax returns of the Company has ever been audited by governmental authorities.

         4.8 Compliance with Laws and Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules, regulations, judgments and decrees in all material respects. Neither the execution, delivery or performance of this Agreement, nor the offer, issuance, sale or delivery of the Shares, with or without the giving of notice or passage of time, or both, will (i) violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to, any provision of any corporate charter, bylaws, contract, judgment, decree or other document or instrument or (ii) to the best of the Company's knowledge, will cause the Company to lose the benefit of any right or privilege it presently enjoys or cause any person who normally does business with the Company to discontinue to do so on the same basis. Subject to the accuracy of the Investor's representations contained in Section 5 hereof, the offer, sale and issuance of the Shares pursuant to the terms of this Agreement are exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Act") and any applicable state securities law.

         4.9 Permits, Patents, Trademarks, and Trade Secrets. The Company has all franchises, permits, licenses and other similar authority necessary for the conduct of its business as now being conducted and as planned to be conducted, and it is not in default under any of them. The Company owns or possesses or has applied for all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, rights to intellectual property and copyrights necessary to conduct its business as now being conducted and as planned to be conducted without conflict with or infringement upon any valid rights of others. Except as disclosed on the Schedule of Exceptions, the Company has not received any notice of infringement upon or conflict with the asserted rights of others.

         4.10 No Defaults; Insurance. In all material respects, the Company has performed all obligations required to be performed by it, and is not in default under, any contract, commitment or instrument, and no event or condition has occurred which, with the giving of notice or passage of time, or both, would constitute such a default. The Company has insurance coverage in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and is adequate for the business being conducted, and the properties owned or leased, by the Company.

         4.11 Brokers and Finders. No person or firm has, or will have, any right, interest or valid claim against the Company for any commission, fee or other compensation in connection with the sale of the Shares as a finder or broker or in any similar capacity as a result of any act or omission by the Company, or anyone acting on behalf of the Company. The Company hereby agrees to indemnify and hold the Investor harmless in connection with the payment of such fee.

         4.12 SEC Reporting. The Company has filed all reports, registration statements, proxy statements, and other materials required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the federal securities laws and rules and regulations thereunder (the "Federal Securities Laws"). The Company has recently filed amended 10-QSBs for the quarters ending April 30, 1995, July 31, 1995, and October 31, 1995, and an amended 10- KSB for the fiscal year ended January 31, 1995, in order to reflect certain restated financial information as described therein. Subject to the foregoing, such reports, registration statements, proxy statements, and other materials were prepared in all material respects in accordance with the requirements of the Federal Securities Laws, and none of such materials contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. For so long as the Investor owns any of the Shares, the Company shall file with the Commission all periodic reports, proxy statements, registration statements and other materials required to be so filed pursuant to the Federal Securities Laws.

         4.13 Disclosure. Neither this Agreement (including the Schedules) nor any writing furnished to Investor pursuant to or in connection with this Agreement by the Company or anyone acting on its behalf, including, but not limited to, the financial statements and any private placement materials, contains any untrue statement of a material fact. Together they do not omit to state any material fact required to make the statements herein or therein not misleading in the light of the circumstances under which those statements were made. The projections contained in any of the aforementioned documents have been prepared in good faith by the Company on the basis of assumptions which the Company believes to be reasonable, but the Company makes no representation that its actual operating results will conform to any such projections.

                                    SECTION 5

                         Representations, Warranties and
                         -------------------------------
                              Covenants of Investor
                              ---------------------

         5.1 Representations. Each Investor represents and warrants to the Company for himself, herself, or itself that:

         (a) the execution, delivery and performance by the Investor of this Agreement have been duly authorized;

         (b) this Agreement constitutes a valid and binding obligation of Investor;

         (c) no person or firm has, or will have, as a result of any act or omission by Investor, any right, interest or valid claim against the Company, for any commission, fee or other compensation as a finder or broker in any similar capacity; and

         (d) Investor (a) has been furnished access to the business records of the Company and such additional information and documents as he may have requested, has been given the opportunity to meet with Company officials and to have such persons answer questions regarding the Company's affairs and condition, and is, on the basis of such access, opportunity and information, able to make an informed investment decision regarding his investment in the Shares, and (b) is acquiring the Shares being purchased: (i) for the account of Investor, (ii) for investment and not with a view to, or for sale in connection with, any distribution of said Shares or with any present intention of distributing or selling said Shares, and (iii) without any reason to anticipate any change in circumstances or any particular occasion or event which would cause Investor to sell said Shares. No information or knowledge obtained in any investigation pursuant to this Section 5.1(d) shall affect or be deemed to modify any representation or warranty of the Company contained herein or the conditions to the obligations of the parties to consummate the purchase of the Shares.

         (e) Investor is an "Accredited Investor" within the meaning of Regulation D promulgated under the Act.

         5.2 Covenants. Each Investor covenants to the Company that he will not sell or otherwise transfer any of the Shares except in accordance with the Act and other applicable securities laws and that, prior to any transfer (other than pursuant to an effective registration under the Act and other applicable securities laws), he will furnish to the Company a written opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that registration under the Act is not required in connection with the proposed transfer. The Company will promptly review any such opinion to determine whether it is reasonably satisfactory in form and substance.

         Each Investor acknowledges that he is aware that he will not be entitled to make any public offer or public sale of any of the Shares for an indefinite period unless the offering of those Shares are then registered under the Securities Act. Although it may be possible in the future to make limited public sales of the Shares without registration in reliance on Rule 144 under the Act, Investor is aware that there is no assurance that it will remain available for this purpose. Accordingly, Investor understands that he must bear the economic risk of his investment in the Shares for an indefinite period.

         5.3 Legends. Each Investor acknowledges that the certificates evidencing the Shares (other than Shares that shall have been transferred pursuant to an effective registration statement), will conspicuously bear a legend substantially in the following form until counsel reasonably satisfactory to the Company determines that the legend is no longer required:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

         Each Investor acknowledges that appropriate stop transfer orders may be noted on the Company's stock records with respect to all certificates so legended.

                                    SECTION 6

                        Conditions to Closing of Investor
                        ---------------------------------

         Each Investor's obligation to purchase the Shares subscribed for at the Closing is subject to the fulfillment, to the satisfaction of such Investor, on or prior to the Closing Date of each of the following conditions:

         6.1 Representations and Warranties Correct; Performance. The representations and warranties made by the Company in Section 4 hereof, and by Investor in Section 5 hereof, shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date; and all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. The Company shall notify Investor in writing of any breach by the Company of any agreement, covenant, representation or warranty herein prior to the Closing.

         6.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Investor and to the Company.

         6.3 Legal Investment. At the time of the Closing the purchase of Shares by Investor shall be legally permitted by the laws and regulations to which Investor and the Company may be subject.

         6.4 Investor Rights Agreement. The Company and the Investor shall have entered into an Investor Rights Agreement in the form attached hereto as Exhibit 6.4.

                                    SECTION 7

                        Conditions to Closing of Company
                        --------------------------------

         The Company's obligation to sell the Shares to be purchased at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

         7.1 Representations and Warranties Correct; Performance. That the representations made by each Investor pursuant to Section 5 hereof shall be true and correct when made and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date; and all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Investors on or prior to the Closing Date shall have been performed or complied with in all material respects. Each Investor shall notify the Company in writing of any breach by such Investor of any agreement, covenant, representation or warranty herein prior to the Closing.

         7.2 Investment. Each Investor shall at the Closing purchase and pay for the Shares subscribed for herein.

                                    SECTION 8

                              Information Reporting
                              ---------------------

         8.1 Reporting Requirements. The Company will furnish or grant to Investors, promptly upon sending, making available or filing the same, such reports and financial statements as the Company shall send or make available to the stockholders of the Company or to the Securities and Exchange Commission.


                                    SECTION 9

                             Covenant of the Company
                             -----------------------

         Following the Closing, the Company shall nominate one representative selected by Investors jointly to be a candidate for election to the Company's Board of Directors and to use its best efforts to cause the election to the Board of such representative. This Section shall apply for so long as the Investors holds at least fifty percent (50%) of the Shares purchased hereunder (taking into account any stock splits, stock dividends or similar adjustments), or that certain Distribution and Development Agreement by and between Beech Street and the Company is in effect. The right set forth in this Section 9 is personal and nontransferable.

                                   SECTION 10

                    Definitions and Miscellaneous Provisions
                    ----------------------------------------

         10.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined), to the extent they may have a meaning beyond that ascribed by common usage:

                  "Person" means any individual or any entity or organization whether or not in corporate firm and regardless of whether such entity or organization is a juristic or legal person, and any agency, board, branch or division of any government.

                  "Shares" shall have the meaning ascribed in Section 1.

         10.2  Incorporation  by  Reference.   All  schedules,   exhibits,   and
attachments to this Agreement are incorporated herein by reference and form a part of this Agreement, to the same extent as if set forth herein in full.

         10.3 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         10.4 Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, by Investor as to the interests of that Investor only. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10.5 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including electronic mail or telegraphic communication) and mailed, telegraphed or delivered to the Company or to Investor at the address set forth below the respective signatures hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

         If to any other holder of the Shares: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in written notice to the other parties complying as to delivery with the terms of this Section.

         All such notices, requests, demands and other communications shall, when mailed (by registered mail, return receipt requested, postage prepaid) or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein, and otherwise such notices shall be effective upon receipt.

         10.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Investor and his respective heirs, successors and (to the extent specifically permitted herein) assigns.

         10.7 Survival of Representations and Warranties; Indemnity. All representations and warranties made in this Agreement, the Shares or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof, but each shall terminate, and no action may be brought in connection with any breach thereof, subsequent to the first anniversary of the Closing Date. Each of the parties agrees to indemnify and hold harmless the other party and their respective affiliates and agents against any and all damages, losses, claims, liabilities or expenses (including reasonable attorneys' fees and costs, including costs of investigation) arising out of the breach of any of the agreements, covenants, representations or warranties contained in this Agreement or related materials.

         10.8 Prior Agreements. This Agreement, together with the Schedules hereto and documents referenced in each constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof, except only that certain confidentiality and market stand-off letter agreement delivered by Investor in connection herewith, which letter remains in full force and effect.

         10.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         10.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

         10.11 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         10.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                                  NATIONAL HEALTH ENHANCEMENT
                                  SYSTEMS, INC.

                                  By:___________________________________________

                                  Title:________________________________________

                                  Date:_________________________________________

                                  3200 North Central
                                  Suite 1750
                                  Phoenix, Arizona 85012

                                                                       "Company"


                                  ________________________________________
                                  WILLIAM A. FICKLING, JR.

                                  Date:___________________________________

                                  c/o Mulberry Street Corporation
                                  577 Mulberry Street, Suite 1100
                                  Macon, Georgia  31201-2728


                                  ________________________________________
                                  W. CAL MCGRAW

                                  Date:___________________________________

                                  500 Northridge Road, Suite 600
                                  Atlanta, Georgia   30350

                                                              each an "Investor"

                         INDEX OF EXHIBIT AND SCHEDULES
                         ------------------------------


Schedule A            Investor Subscription Amounts

Schedule 4.6          Financial Statements

Schedule 5            Schedule of Exceptions

Exhibit 6.4           Form of Investor Rights Agreement

                                   Schedule A

                              Subscription Amounts


Investor                   Shares Subscribed For                       Aggregate
                                                                       Price

Fickling              161,111 shares of Common Stock                   $725,000
McGraw                    5,556 shares of Common Stock                   25,000
                                                                         ------
                                                              Total    $750,000

                                  Schedule 4.6

                              Financial Statements



1. Annual Financial Statements for the FYs ended January 31, 1996 and 1995 (Form 10KSB and Form 10KSB/A, respectively, and Annual Reports and Proxy Statements for the same years);

2. Quarterly Financial Statements for FYs 1997, 1996 and 1995 (Forms 10QSB/A for 1996 and 10QSB for 1997 and 1995)

                                   Schedule 5

                             SCHEDULE OF EXCEPTIONS



SECTION               EXCEPTION
- -------               ---------

4.6 Security interest in favor of Concord Growth Corporation and Venture Lending, a division of Cupertino National Bank and Trust, in certain assets.

4.6(b) A former employee has threatened a potential claim for intentional infliction of emotional distress and defamation. She has demanded $150,000. The Company believes the claims have no merit.

4.6(c) In the normal course of the Company's operations it has leased certain equipment and furniture. Such equipment and furniture are collateral for security interests in favor of the respective Lessor.

4.7 State of Arizona use tax audit for the periods: 1/1/92 to 11/30/95

                                   Exhibit 6.4

                            INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the ____ day of _____________, 1996, by and among National Health Enhancement Systems, Inc., a Delaware corporation (the "Company"), William A. Fickling, Jr., and W. Cal McGraw ("Investors").

                                    RECITALS

         The Company and Investors are entering into a Subscription and Stock Purchase Agreement of even date herewith, pursuant to which the Company shall sell, and Investors shall acquire, shares of the Company's Common Stock (the "Shares").

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    SECTION 1

                         Restrictions on Transferability
                         -------------------------------
                               Registration Rights
                               -------------------

         1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                      "Commission"   shall  mean  the  Securities  and  Exchange
Commission or any other federal agency at the time administering the Securities Act.

                      "Holder"  shall  mean  any  person   holding   Registrable
Securities, including without limitation, the Investors.

                      "Initiating Holders" shall mean an Investor or transferees of an Investor under Section 1.14 hereof who in the aggregate are Holders of not less than fifty percent (50 %) of the Shares.

                      The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                      "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                      "Registrable Securities" means (a) the Shares; (b) any Common Stock of the Company issued or issuable in respect of the Shares or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares; and (c) any Common Stock of the Company with respect to which the Company has granted registration rights to others; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                      "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

                      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.9).

         1.2 Restrictions. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         1.3 Restrictive Legend. Each certificate representing (a) the Shares and (b) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE

         REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANS FERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREE MENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

                      Each Investor and Holder consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

         1.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (a) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration or qualification under the Securities Act and applicable state "blue sky" statutes, rules and regulations ("Blue Sky Laws"), or (b) a "no action" letter from the Commission and applicable state "blue sky" regulators (the "Regulators") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission or the Regulators that action be taken with respect thereto, or (c) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (x) in any transaction in compliance with Rule 144 and applicable state counterparts, (y) in any transaction in which an Investor which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority owned subsidiaries or affiliates for no consideration, or (z) in any transaction in which an Investor which is a partnership distributes Restricted Securities after six (6) months after the purchase thereof solely to partners thereof for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 1, and provided that with respect to (y) and (z) the Company is provided with a legal opinion meeting the standards described above to the effect that such proposed transfer may be effected without registration or qualification under applicable Blue Sky Laws. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends set forth in this
Section 1, except that such
certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         1.5          Requested Registration.

                      (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

                           (i)  promptly  give  written  notice of the  proposed
registration, qualification or compliance to all other Holders; and

                           (ii) as soon as practicable,  use its best efforts to
effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of the written notice from the Company;

provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 1.5:

                                    (A) In any particular  jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B)  During   the   eighteen   (18)   months
following the effective date of this Agreement; or thereafter if within eighteen
(18) months following the effective date of this Agreement the Company has commenced a secondary public offering of the Common Stock of the Company to the general public which is thereafter effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act; except to the extent the Initiating Holders did not sell Registrable Securities in such offering and registration under this Section 1.5 is otherwise available;

                                    (C) After the Company has  effected  one (1)
such registration pursuant to this subparagraph 1.5(a), such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold;

                                    (D) If the request of the Initiating Holders
applies to less than anticipated gross proceeds to be received by such Holders does not exceed $500,000); or

                                    (E) After  four (4)  years  from the date of
this Agreement.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                      (b) Underwriting . In the event that a registration pursuant to Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 1.5(a)(i). The right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested and provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten (including reducing the number of shares of Registrable Securities to be underwritten to zero), then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting (if any) shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the date of the final prospectus used in such public offering.

         1.6          Company Registration.

                      (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                           (i)  promptly  give to  each  Holder  written  notice
thereof, and

                           (ii)  include in such  registration  (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by any Holder, subject to Section 1.6(b).

                      (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participa tion in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration, as the case may be).
Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting (including a reduction to zero), on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating holders by the Company; provided, however, no such reduction may reduce the number of securities being sold by the Company for its own account. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the date of the final prospectus included in the registration statement relating thereto.

                      (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         1.7          Registration on Form S-3.

                      (a) From and  after  the  first  anniversary  date of this
Agreement, if any Initiating Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall not be required to effect more than two Form S-3 registrations in any twelve (12) month period regardless of who requests such registration. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of written notice from the Company. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registra tion, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the earlier of (x) one year from the date sixty (60) days prior to the Company's date of filing of, or (y) a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Initiating Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Initiating Holder.

         1.8          Acknowledgment   of   Previous   Grants   of   "Piggyback"
Registration. Investors acknowledge that the Company has previously granted "piggyback" registration rights relating to Common Stock of the Company.

         1.9 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5, 1.6 and
1.7 in any such registration (other than expenses in excess of $15,000 of any special audit required in connection with a registration pursuant to Section 1.5, which shall be borne by the Holders of Registrable Securities pro rata on the basis of the number of shares to be registered) shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii) the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

         1.10 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will, at its expense:

                      (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed; and

                      (b)   Furnish  to  the  Holders   participating   in  such
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         1.11         Indemnification.

                      (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each, of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                      (b) Each Holder will, if  Registrable  Securities  held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

                      (c) Each  party  entitled  to  indemnification  under this
Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemni fied Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         1.12 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.13 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                      (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times while the Company is subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                      (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                      (c) So long as an Investor owns any Restricted Securities, to furnish to the Investors forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Investors may reasonably request in availing themselves of any rule or regulation of the Commission allowing Investors to sell any such securities without registration.

         1.14 Transfer of Registration Rights. The rights to cause the Company to register securities granted to each Investor under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by such Investor (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) written notice of such assignment is given to the Company and (c) the Registrable Securities to be assigned or transferred represent at least one percent (1%) of the outstanding capital stock of the Company on the date of transfer.

         1.15         Market   Standoff   Agreement.   Each  Holder   agrees  in
connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of any Registrable Securities (other than those included in the registration) or other capital stock of the Company or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration) as may be requested by the Company or such managing underwriters. The certificates for the Shares shall contain, for so long as such market standoff provision remains in place, a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STANDOFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR THE INITIAL PUBLIC

         OFFERING OF THE ISSUER'S COMMON STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

         1.16 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Holder on the earlier of (i) the date when such securities may be sold during a one-year period pursuant to Rule 144 (but not Rule 144A) or similar or successor Rule and (ii) the date four (4) years after the effective date of this Agreement.

                                    SECTION 2

                                  Miscellaneous
                                  -------------

         2.1 Assignment. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

         2.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. "Holders" who are not parties to this Agreement, or successors or assigns of such parties, are not third party beneficiaries of this Agreement and may not enforce this Agreement without the prior written consent of the Company in its discretion.

         2.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Arizona as applied to agreements entered into and performed in the State of Arizona solely by residents thereof.

         2.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.5 Notices. Any notice required or permitted by this Agreement shall be in writing shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given four (4) days after deposit in the mail, postage prepaid.

         2.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         2.7 Amendment and Waiver. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least a majority of the Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of the Shares and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of the Shares, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Shares. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

         2.8 Rights of Holders of the Shares. Each Holder of Shares shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

         2.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         2.10 Agreement to Mediate and Arbitrate. The parties hereto deem it to be in their respective best interests to settle any dispute as expeditiously and economically as possible. Therefore, the parties expressly agree to submit any dispute between them arising out of or relating to this Agreement ("Dispute") to mediation and, if necessary, arbitration, as set forth below. The parties hereto thus expressly waive any rights they may have to trial by jury with respect to such dispute. The dispute resolution proceedings shall be conducted in Dallas, Texas, or other site mutually acceptable to the parties. The parties agree to use the following procedure in good faith to resolve any
Dispute:

                      (a) A meeting  shall be held among the parties  within ten
(10) days after any party gives written notice of the Dispute to each other party (the "Dispute Notice") attended by a representative of each party having decision-making authority regarding the Dispute (subject to board of directors or equivalent approval, if required), to attempt in good faith to negotiate a resolution of the Dispute.

                      (b) If, within thirty (30) days after the Dispute Notice, the parties have not succeeded in negotiating a written resolution of the Dispute, upon written request by any party to each other party all parties will promptly negotiate in good faith to jointly appoint a mutually acceptable neutral person not affiliated with any of the parties (the "Neutral"). If all parties so agree in writing, a panel of two or more individuals (such panel also being referred to as the "Neutral") may be selected by the parties. The parties shall seek assistance in such regard from the American Arbitration Association (the "AAA") or the Center for Public Resources if they have been unable to agree upon such appointment within forty (40) days after the Dispute Notice. The fees and costs of the Neutral and of any such assistance shall be shared equally among the parties.

                      (c) In consultation with the Neutral, the parties will negotiate in good faith to select or devise a nonbinding alternative dispute resolution procedure ("Mediation") by which they will attempt to resolve the Dispute, and a time and place for the Mediation to be held, with the Neutral (at the written request of any party to each other party) making the decision as to the procedure if the parties have been unable to agree on any of such matters in writing within ten (10) days after selection of the Neutral.

                      (d) The parties agree to participate in good faith in the Mediation to its conclusion; provided, however, that no party shall be obligated to continue to participate in the Mediation if the parties have not resolved the Dispute in writing within one hundred twenty (120) days after the Dispute Notice and any party shall have terminated the Mediation by delivery of written notice of termination to each other party following expiration of said 120-day period. Following any such termination notice after selection of the Neutral, and if any party so requests in writing to the Neutral (with a copy to each other party), then the Neutral shall make a recommended resolution of the Dispute in writing to each party, which recommendation shall not be binding upon the parties; provided, however, that the parties shall give good faith consideration to the settlement of the Dispute on the basis of such recommendation, and if the parties are unable to resolve the Dispute on the basis of such recommendation, then at the election of either party the Dispute shall be submitted to binding arbitration as provided below. In the event of binding arbitration, the party seeking further resolution shall pay the reasonable attorneys' fees, costs and other expenses (including expert witness fees) of the other party incurred in connection with the pursuit of (and defense against) such arbitration, if the result thereof is less favorable to the party pursuing the arbitration than the recommendation of the Neutral.

                      (e) Notwithstanding anything herein to the contrary, nothing in this Section shall preclude any party from seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning the Dispute, either prior to or during the Mediation if necessary to protect the interests of such party. Further, this Section shall be specifically enforceable.

                      (f) Subject to the foregoing, a party may seek arbitration of an unresolved Dispute in Dallas, Texas, in accordance with the Rules of the AAA governing commercial transactions. The arbitration tribunal shall consist of three (3) arbitrators. The party initiating arbitration shall nominate one arbitrator (who shall be knowledgeable in the industry but not be affiliated with such party) in the request for arbitration and the other party shall nominate a second arbitrator (who shall be knowledgeable in the industry but not be affiliated with such party) in the answer thereto. The two arbitrators so named will then jointly appoint the third arbitrator (who shall be knowledgeable in the industry but shall not be affiliated with either party) as chairman of the arbitration tribunal. If either party fails to nominate its arbitrator, or if the arbitrators named by the parties fail to agree on the person to be named as chairman within sixty (60) days, the office of the AAA in Dallas, Texas shall make the necessary appointments of an arbitrator or the chairman of the arbitration tribunal. The award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and an order of enforcement.

                      (g) At the reasonable request of either party, the mediator or arbitration tribunal shall adopt rules and procedures designed to expedite the dispute resolution process.

         IN WITNESS WHEREOF, the parties have this Agreement as of the date first above written.

                                  NATIONAL HEALTH ENHANCEMENT
                                  SYSTEMS, INC.

                                  By:__________________________________________
                                  Title:_______________________________________
                                  Date:________________________________________

                                  3200 North Central, Suite 1750
                                  Phoenix, Arizona   85012
                                                                       "Company"



                                  _____________________________________________
                                  WILLIAM A. FICKLING, JR.

                                  Date:________________________________________

                                  c/o Mulberry Street Corporation
                                  577 Mulberry Street, Suite 1100
                                  Macon, Georgia  31201-2728

                                  W. CAL MCGRAW

                                  Date:________________________________________

                                  500 Northridge Road, Suite 600
                                  Atlanta, Georgia   30350

                                                                     "Investors"
                                       16